THIRD AMENDMENT

                                       TO

                        THE PARTNERSHIP UNIT OPTION PLAN

                         FOR EXECUTIVE AND KEY EMPLOYEES

                                       OF

                             TANGER PROPERTIES, L.P.


         THIS THIRD AMENDMENT to the Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties, L.P., dated February 26, 1996, is adopted by Tanger Properties, L.P.

The Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties, L.P. is hereby amended in the following manner:

         1.       The text of Section 2.1 is amended and restated as follows:

SECTION 2.1 - UNITS SUBJECT TO PLAN

         The aggregate number of Units of Partnership Interest which may be issued upon exercise of Options shall not exceed 1,000,000; provided that such aggregate number shall be reduced by one for each share of Common Stock that is issued pursuant to the exercise of an option under the Stock Option Plan of Tanger Factory Outlet Centers, Inc.

         2. In all other respects, the Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties, L.P., shall continue in full force and effect.


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         I hereby certify that the foregoing Third Amendment was duly adopted by the Tanger Properties, L.P. on February 26, 1996.

         Executed on this 26th day of February, 1996.

                             /s/ Rochelle G. Simpson
                            --------------------------
                                    Secretary

         I hereby certify that the foregoing Third Amendment was duly approved by the shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 1996.

                                    Executed on this 9th day of May, 1996.

                             /s/ Rochelle G. Simpson
                            --------------------------
                                    Secretary











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